Share-Based Compensation - Weighted Average Grant Date Fair Value of Options Granted and Total Intrinsic Value of Options Exercised (Detail) (USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Weighted average grant date fair value per share	$ 6.19	$ 3.07	$ 1.18
Total intrinsic value of options exercised	$ 10,261	$ 3,134	$ 2,035